Exhibit (j)(5)

                              MANAGED ASSETS TRUST

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:


       That I, R. Jay Gerken of North Caldwell, New Jersey, Chairman of the Board of Trustees, Chief Executive Officer of Managed Assets Trust, do hereby make, constitute and appoint, KATHLEEN A. McGAH, Secretary of said Trust, and ERNEST J. WRIGHT, Assistant Secretary of said Trust, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Trust on Form N-1A or other applicable form under the Securities Act of 1933 for the registration of shares of beneficial interest of Managed Assets Trust and to sign any and all amendments, including post-effective amendments thereto that may be filed.

       IN WITNESS WHEREOF I have hereunto set my hand this 19th day of November, 2004.

                                /s/ R. Jay Gerken
                                Chairman of the Board of Trustees,
                                Chief Executive Officer
                                Managed Assets Trust

Exhibit (j)(5)

                              MANAGED ASSETS TRUST

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

That I, Frances M. Hawk of Downingtown, Pennsylvania, a member of the Board of Trustees of Managed Assets Trust, do hereby make, constitute and appoint, KATHLEEN A. McGAH, Secretary of said Trust, and ERNEST J. WRIGHT, Assistant Secretary of said Trust, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Trust on Form N-1A or other applicable form under the Securities Act of 1933 for the registration of shares of beneficial interest of Managed Assets Trust and to sign any and all amendments, including post-effective amendments thereto that may be filed.

       IN WITNESS WHEREOF I have hereunto set my hand this 19th day of November, 2004.

                             /s/ Frances M. Hawk
                             A Member of the Board of Trustees
                             Managed Assets Trust

Exhibit (j)(5)

                              MANAGED ASSETS TRUST

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

That I, Lewis Mandell of Amherst, New York, a member of the Board of Trustees of Managed Assets Trust, do hereby make, constitute and appoint, KATHLEEN A. McGAH, Secretary of said Trust, and ERNEST J. WRIGHT, Assistant Secretary of said Trust, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Trust on Form N-1A or other applicable form under the Securities Act of 1933 for the registration of shares of beneficial interest of Managed Assets Trust and to sign any and all amendments, including post-effective amendments thereto that may be filed.

       IN WITNESS WHEREOF I have hereunto set my hand this 19th day of November, 2004.

                                /s/Lewis Mandell
                                A Member of the Board of Trustees
                                Managed Assets Trust

Exhibit (j)(5)

                              MANAGED ASSETS TRUST

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

That I, Robert E. McGill III of Williamstown, Massachusetts, a member of the Board of Trustees of Managed Assets Trust, do hereby make, constitute and appoint, KATHLEEN A. McGAH, Secretary of said Trust, and ERNEST J. WRIGHT, Assistant Secretary of said Trust, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Trust on Form N-1A or other applicable form under the Securities Act of 1933 for the registration of shares of beneficial interest of Managed Assets Trust and to sign any and all amendments, including post-effective amendments thereto that may be filed.

       IN WITNESS WHEREOF I have hereunto set my hand this 19th day of November, 2004.

                                 /s/Robert E. McGill III
                                 A Member of the Board of Trustees
                                 Managed Assets Trust